SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                 (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X ]   Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

    The Gabelli Global Multimedia Trust Inc.
                                             . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)
                               . . . . . . . . . .
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..
           . . . . . .

       2) Aggregate number of securities to which transaction applies:



       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4) Proposed maximum aggregate value of transaction:


       5) Total fee paid:


[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:



       2)  Form, Schedule or Registration Statement No.:



       3)  Filing Party:


       4)  Date Filed:

                                                  June     8     , 1998



Dear Fellow Shareholder:

         I am writing to invite you to attend the Annual Meeting of Stockholders of The Gabelli Global Multimedia Trust, which will be held at 9:30 a.m. on
Monday     , June 29, 1998, at the Cole  Auditorium,  Greenwich  Public Library,
101 West Putnam Avenue, Greenwich, Connecticut.

         At the Annual Meeting, one of the proposals that shareholders will be asked to vote upon is a proposal to ratify authority to issue senior securities. I would like you to personally focus your attention on our enclosed Proxy.

         At last year's meeting, your Board of Directors recommended and you approved a resolution that allows us to issue senior securities. On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Services Inc. Common shareholders have since benefited from this preferred stock offering as our returns have exceeded the cost of preferred stock distributions.

         The Trust is now being sued by shareholders whose goal is to rescind the outcome of the original vote in 1997 and the issuance of the preferred stock, or to seek unspecified damages. Your Board believes the Trust will continue to benefit from the issuance of preferred stock and at the same time wants to avoid the drain on the Trust's resources caused by these lawsuits. Your Board believes this is beneficial to you as a common shareholder and believes your favorable vote would ratify the propriety of the outstanding preferred stock and confirm that you want to give your Board the authority to act in your interest. While the Board hopes this will end the current litigation, at a minimum it sends a clear signal that that the shareholders have spoken again.

         Thank you for the confidence you have placed in The Gabelli Global Multimedia Trust.

                                                          Sincerely,

                                                       MARIO J. GABELLI

Enclosure

GBFMTLPR98





                    The Gabelli Global Multimedia Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                                   -------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 29, 1998
                                                   -------------


To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, June 29, 1998, at 9:30 a.m., for the following purposes:

         1. To elect four Directors of the Trust; two to be elected by the holders of the Trust's Common Stock and holders of its 7.92% Cumulative Preferred Stock ("Preferred Stock") voting together as a single class, and two to be elected by the holders of the Preferred Stock voting as a separate class (Proposal 1);

         2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1998 (Proposal 2);

         3. To ratify authority to issue senior securities (Proposal 3); and

         4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on May 8, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


                                                     By Order of the Directors



                                 JAMES E. MCKEE
                                    Secretary


   June 8, 1998

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  Registration                              Valid Signature

                  Corporate Accounts
                  (1)  ABC Corp.......................... ABC Corp.
                  (2)  ABC Corp.......................... John Doe, Treasurer
                  (3)  ABC Corp.
                           c/o John Doe, Treasurer....... John Doe
                  (4)  ABC Corp., Profit Sharing Plan.... John Doe, Trustee

                  Trust Accounts
                  (1)  ABC Trust......................... Jane B. Doe, Trustee
                  (2)  Jane B. Doe, Trustee
                           u/t/d 12/28/78................ Jane  B. Doe

                  Custodian or Estate Accounts
                  (1)  John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA. John B. Smith
                  (2)  John B. Smith.............. John B. Smith, Jr., Executor

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                                    ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 29, 1998
                                                    ----------

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, June 29, 1998, at 9:30 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         In addition to the solicitation of Proxies by mail, officers of the Trust and officers and regular employees of Boston EquiServe, the Trust's transfer agent, and affiliates of Boston EquiServe or other representatives of the Trust also may solicit Proxies by telephone, telegraph or in person. In addition, the Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a minimum fee of $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at 1-800-422-3554.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR the election of the nominees as Directors and FOR Proposals 2 and 3 listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by Proxy and the persons named as proxies will vote those Proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The close of business on May 8, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 10,885,115 shares of common stock ("Common Stock") outstanding and 1,250,000 shares of cumulative preferred stock ("Preferred Stock") outstanding.

         To the knowledge of the management of the Trust, no person owns of record or beneficially 5% or more of the shares of the Trust except that, as of May 8, 1998, 9,268,341 shares of Common Stock and 1,231,150 shares of Preferred Stock were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of the Trust's shares, 1,728,730 shares of Common Stock and 631,441 shares of Preferred Stock, representing 15.9% and 50.5% of the outstanding common and preferred shares, respectively, of the Trust, are held by The Depository Trust Company as nominee for Salomon Smith Barney Inc., representing approximately 9,192 discretionary and non-discretionary accounts.

         This Proxy Statement is first being mailed to shareholders
on or about     June 8, 1998.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS


               Proposal                          Common Stockholders                  Preferred Stockholders

1.   Election of Directors              Common and Preferred Stockholders,     Common and Preferred Stockholders,
                                        voting together as a single class,     voting together as a single class,
                                        elect two Directors:  Mario J.         elect two Directors:  Mario J.
                                        Gabelli and Thomas E. Bratter          Gabelli and Thomas E. Bratter

                                                                               Preferred Stockholders, voting as a
                                                                               separate class, elect two
                                                                               Directors:  Felix J. Christiana and
                                                                               James P. Conn

2.   Selection of Accountant            Common and Preferred Stockholders, voting together as a single class

3. Ratification of Authority to Common and Preferred Stockholders, voting together as a single class Issue Senior Securities

4.   Other Business                     Common and Preferred Stockholders, voting together as a single class


                PROPOSAL 1: TO ELECT FOUR DIRECTORS OF THE TRUST

         At the Meeting, three of the eight Directors of the Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. Mr. Conn is being considered for election by holders of Preferred Stock for a two year period and until his successor is elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust.

         Under the Trust's Articles of Incorporation and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Trust's Articles of Incorporation and By-Laws. The holders of Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on Preferred Stock are in arrears for two full years. Felix J. Christiana and James P. Conn have been selected to represent holders of Preferred Stock and are nominees for election exclusively by holders of Preferred Stock to the Trust's Board of Directors.



                                           Position with the Trust,                  Number and Percentage of
                                          Business Experience During                Shares Beneficially Owned**
                                           Past Five Years, Age and                  Directly or Indirectly on
Name and Business Address                     Date Term Expires                             May 8, 1998
-------------------------                     ------------------                            -----------


Nominees to Serve Until 2001 Annual Meeting of Shareholders                          Common           Preferred
-----------------------------------------------------------                          ------           ---------

*Mario J. Gabelli, CFA           Chairman  of  the  Board  of  Directors   and       338,779              0
One Corporate Center             President  of  the  Trust.  Chairman  of  the       (3.11%)
Rye, NY  10580-1434              Board,  Chief  Executive  Officer  and  Chief
                    Investment Officer of Gabelli Funds, Inc.
                   and GAMCO Investors, Inc.; Chairman of the
                   Board and Chief Executive Officer of Lynch
                   Corporation (diversified manufacturing and
                   communications services company); Director
                                 of     East/West     Communications,     Inc.
                   (communications services company); Governor
                   of the American Stock Exchange. Mr. Gabelli
                                is 55 years old.
                     (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)

Dr. Thomas E. Bratter            Director  of the Trust.  Director,  President      1,182***              0
One Corporate Center             and   Founder,   The   John   Dewey   Academy
Rye, NY  10580-1434              (residential college preparatory  therapeutic
                   high school). Dr. Bratter is 57 years old.
                                 (10)

Felix J. Christiana              Director  of  the  Trust.  Retired;  formerly      3,324***           2,000***
One Corporate Center             Senior  Vice  President  of  Dollar  Dry Dock
Rye, NY  10580-1434              Savings  Bank.  Mr.  Christiana  is 72  years
                                 old. (1)(2)(3)(4)(5)(8)(10)(13)

Nominee to Serve Until 2000 Annual Meeting of Shareholders

James P. Conn                    Director of the Trust.  Managing Director and      10,352***          1,000***
One Corporate Center             Chief   Investment   Officer   of   Financial
Rye, NY  10580-1434              Security  Assurance Holdings Ltd. since 1992;
                                 Director  of  Meditrust   Corporation   (real
                                 estate investment  trust);  Director of First
                                 Republic  Bank.  Mr.  Conn is 60  years  old.
                                 (1)(2)(10)(14)



         The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.

                                                                                    Number and Percentage of Shares
                                             Position with the Trust,                     Beneficially Owned**
                                       Business Experience During Past Five            Directly or Indirectly on
Name and Business Address               Years and Age and Date Term Expires                   May 8, 1998
-------------------------               -----------------------------------                   -----------

Directors Serving Until 1999 Annual Meeting of Shareholders                             Common          Preferred
-----------------------------------------------------------                             ------          ---------

Bill Callaghan                   Director   of  the  Trust.   President   of  Bill      978***              0
One Corporate Center             Callaghan  Associates,  Ltd. (an executive search
Rye, NY  10580-1434              company).   Mr.   Callaghan   is  53  years  old.
                                 (3)(10)

*Salvatore J. Zizza              Director of the Trust.  Executive  Vice President     5,666***             0
One Corporate Center             of FMG Group (a  healthcare  provider);  Chairman
Rye, NY  10580-1434              of The  Bethlehem  Corp.;  Board Member of Hollis
                Eden Pharmaceuticals; Former President and Chief
                 Executive Officer of the Lehigh Group Inc. (an
                 electrical supply wholesaler); Former Chairman
                                 of  the  Executive   Committee  and  Director  of
                  Binnings Building Products, Inc. Mr. Zizza is
                            52 years old. (1)(4)(10)


Directors Serving Until 2000 Annual Meeting of Shareholders

*Karl Otto Pohl                  Director   of   the   Trust.    Member   of   the         0                0
One Corporate Center             Shareholder  Committee of Sal Oppenheim Jr. & Cie
Rye, NY  10580-1434              (private   investment  bank);   Board  Member  of
                                 Trizec   Corporation   (real   estate   company);
                                 Zurich Versicherungs-Gesellschaft      (insurance
                                 company);   Former   President  of  the  Deutsche
                   Bundesbank and Chairman of its Central Bank
                 Council from 1980 through 1991. Mr. Pohl is 68
                                   years old.
                 (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)

Anthony R. Pustorino             Director   of   the   Trust.   Certified   Public     1,190***          200***
One Corporate Center             Accountant;   Professor   of   Accounting,   Pace
Rye, NY  10580-1434              University,  since  1965.  Mr.  Pustorino  is  72
                                 years old.  (1)(2)(3)(4)(5)(10)(11)(13)

Directors and Officers as a      .....................                                  361,471         3,200***
Group                                                                                   (3.32%)
 ..................
*        "Interested  person" of the Trust,  as defined in the 1940 Act. Mr. Gabelli is an  "interested  person" as a result  of his  employment  as an  officer  of the Trust  and its  adviser,  Gabelli  Funds,  Inc.  (the
         "Investment  Adviser").  Mr. Gabelli is a registered  representative of an affiliated  broker-dealer.  Mr.
         Pohl  receives  fees from the  Investment  Adviser but has no  obligation  to provide any  services to it.
         Although this relationship does not appear to require  designation of Mr. Pohl as an "interested  person,"
         the Trust has made such designation in order to avoid the possibility that Mr. Pohl's  independence  would be questioned.  Mr. Zizza may be an  "interested  person" as a result of his previous  association  within the last two years with Binnings  Building  Products,  Inc., an entity which was  controlled by GLI, Inc., an affiliate of the Investment Adviser.
**       For this purpose "beneficial  ownership" is defined under Section 13(d)
         of the  Securities  Exchange Act of 1934,  as amended (the "1934 Act").
         The  information as to beneficial  ownership is based upon  information furnished to the Trust by the Directors.
***      Less than 1%.






(1)  Trustee of The Gabelli Asset Fund                         (8)   Director of Gabelli Global Series Funds, Inc.
(2)  Trustee of The Gabelli Growth Fund                        (9)   Director of Gabelli Gold Fund, Inc.
(3)  Director of The Gabelli Value Fund Inc.                  (10)   Director of The Gabelli Equity Trust Inc.
(4)  Director of The Gabelli Convertible Securities Fund, Inc.(11)   Director of Gabelli Capital Series Funds, Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.            (12)   Director of Gabelli International Growth
     Fund, Inc.
(6)  Trustee of The Gabelli Money Market Funds                (13)   Director of The Treasurer's Fund, Inc.
(7)  Director of Gabelli Investor Funds, Inc.                 (14)   Trustee of The Gabelli Westwood Funds

         The Trust pays each Director not affiliated with the Investment Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Trust to such Directors during the fiscal year ended December 31, 1997, amounted to $36,500.

         During the year ended December 31, 1997, the Directors of the Trust met eight times, four of which were special meetings of Directors. Each Director then serving in such capacity, except Messrs. Christiana and Pustorino, attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana and Pustorino serve on the Trust's Audit Committee and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended December 31, 1997, the Audit Committee met twice.

         The Directors serving on the Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1997. The Trust does not have a standing compensation committee.

     Bruce N. Alpert, Vice President and Treasurer of the Trust, James E. McKee, Secretary of the Trust, and Peter Latartara, Vice President of the Trust, are the only executive officers of the Trust not included in the listing of Directors above. Mr. Alpert is 46 years old and has served as an officer of the Trust since its inception. He currently serves as Vice President and Chief Operating Officer of the Gabelli Funds Division of the Investment Adviser, as an officer for each mutual fund managed by the Investment Adviser, and as an officer and Director of Gabelli Advisers, Inc. and Gabelli Fixed Income Inc. Mr. McKee is 35 years old and has served as Secretary of the Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Investment Adviser and Gabelli Advisers, Inc. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. Mr. Latartara is 30 years old and started in the Institutional Sales Department for Gabelli & Company, Inc. from September 1996 until he became Assistant Vice President of the Trust on May 19, 1997. Prior to 1996, Mr. Latartara was with the government relations firm of Black, Manafort, Stone and Kelly in Washington, D.C. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

         The following table sets forth certain information regarding the compensation of the Trust's Directors and officers. Mr. Latartara is employed by the Trust and is not employed by the Investment Adviser. Officers of the Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trust. Mr. Latartara, who is the only officer who receives compensation from the Trust, did not receive more than $60,000 from the Trust during the fiscal year ended December 31, 1997.

                               Compensation Table
                   for the Fiscal Year Ended December 31, 1997

                                                                                  Total Compensation from
                                                                Aggregate       the Trust and Fund Complex
                                                            Compensation from       Paid to Directors*
        Name of Person and Position                             the Trust
        Mario J. Gabelli                                           $ 0                 $      0
        Chairman of the Board

        Dr. Thomas E. Bratter                                     $5,500               $  23,500 (2)
        Director

        Bill Callaghan                                            $5,500               $  37,500 (3)
        Director

        Felix J. Christiana                                       $5,500               $  85,000 (9)
        Director

        James P. Conn                                             $5,000               $ 42,500 (5)
        Director

        Karl Otto Pohl                                            $4,500               $   85,620 (15)
        Director

        Anthony R. Pustorino                                      $5,000               $  95,500 (9)
        Director

        Salvatore J. Zizza                                        $5,500               $ 47,500 (4)
        Director

*        Represents  the total  compensation  paid to such  persons  during  the
         calendar  year  ended   December  31,  1997  by  investment   companies
         (including the Trust) from which such person receives compensation that are considered  part of the same fund complex as the Trust because they
         have  common  or  affiliated   investment   advisers.   The  number  in
         parenthesis represents the number of such investment companies.


Required Vote

         Election of each Director of the Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Trust represented at the Meeting if a quorum is present (Common and Preferred
Stockholders        vote as a single  class  for two  Directors;  Preferred
Stockholders      vote as a separate class for the remaining two Directors).

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE RESPECTIVE DIRECTORS OF THE TRUST.

  PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE
                                   YEAR ENDING
                                DECEMBER 31, 1998

         Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending December 31, 1998. Price Waterhouse LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC").

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust (Common and Preferred Stockholders voting together as a single class) represented at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 1998.

     PROPOSAL NO. 3: TO RATIFY AUTHORITY TO ISSUE SENIOR SECURITIES

         At the 1997 Annual Meeting your Board of Directors recommended and you, the Trust's common shareholders, approved a resolution that allows us to issue senior securities, to the extent described below. Your Board believes that the ability to issue senior securities, especially in an environment of historically low interest rates, is in the best interests of the Trust's shareholders. Acting upon the authority conferred at the 1997 Annual Meeting, the Trust issued 1,250,000 shares of 7.92% Cumulative Preferred Stock with a liquidation preference of $25 per share (the "1997 Preferred Stock") on June 4, 1997.

         The Trust is now being sued by shareholders whose goal is to rescind the issuance of the 1997 Preferred Stock and the original vote to permit the issuance of senior securities. We believe the Trust has benefited from the issuance of preferred stock and at the same time this proposal could help to avoid the drain on the Trust's resources caused by these misguided lawsuits. Your Board believes this is beneficial to you as a common shareholder and believes your favorable vote would reconfirm that you want to give your Board the authority to act in your interest and to issue preferred stock. While the Board hopes this will end the current litigation, at a minimum it sends a clear signal that the shareholders have spoken again.

         A similar proposal to ratify authority to issue senior securities was approved by 84% of the shareholders of The Gabelli Equity Trust Inc. ("Equity Trust") at the 1998 Annual Meeting of Shareholders. The Equity Trust shareholders have clearly indicated that they agree with the Equity Trust's Board of Directors' assessment that an issue of preferred stock is desirable and in the best interest of common stock shareholders, especially given the current levels of interest rates. As indicated above, your Board of Directors believes that the Trust has benefited from the issuance of preferred stock and seeks your re-affirmation of the authority to issue senior securities.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS A VOTE "FOR" PROPOSAL 3.

         The following pages provide the background and reasons for this proposal and the Board's recommendation as well as detailed information regarding senior securities and potential risks to holders of the Trust's Common Stock from the issuance of senior securities.

         Background. At the 1997 Annual Meeting of Shareholders, the Trust's shareholders approved a proposal to amend the Trust's fundamental investment restriction prohibiting the issuance of "senior securities," as that term is defined in the 1940 Act. As amended, the Trust is authorized to issue senior securities to the extent permitted by applicable law and its other investment restrictions. The proxy statement distributed to shareholders in connection with that meeting noted that the amendment would enable the Trust to issue preferred stock, and that if the proposal was approved, the Board of Directors intended to consider more fully the issuance of preferred stock.

         The Board concluded that issuance of preferred stock would be in the best interests of the holders of the Common Stock if the rates for long-term securities in the capital markets continued to be favorable. In reaching this conclusion the Board noted that the Trust had been able to earn a considerably higher return for the common stockholders in the past than the Trust would be likely to have to pay on the preferred stock and that introducing a moderate amount of leverage was likely to enable the Trust to earn an incremental return for the common stockholders. Acting pursuant to the Board's authorization, the Trust issued the 1997 Preferred Stock on June 4, 1997. Commencing June 1, 2002 and thereafter, the Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price.

         On or about September 4, 1997, a lawsuit which sought class action status was commenced against the Trust and its Directors alleging violations of
Section 14(a) of the Securities Exchange Act of 1934 and Section 20(a) of the 1940 Act, and (as against the Directors) breach of fiduciary duty, seeking rescission of the issuance of the 1997 Preferred Stock by the Trust and other relief (Opportunity Partners L.P. v. Gabelli Global Multimedia Trust Inc. et al., United States District Court, Southern District of New York, 97 Civ. 6392
(BDP)). The complaint in that action alleges that the Trust's proxy statement used in connection with the 1997 Annual Meeting contained material misstatements and omissions in connection with the proposal to amend the restriction on the issuance of senior securities. Specifically, the complaint alleges that the proxy statement falsely suggested that the only risk to shareholders from the issuance of senior securities was the risk associated with leveraging of the Trust, and failed to disclose the adverse impact that certain statutory voting rights of any preferred stock would have on the holders of the Trust's Common Stock. More specifically, the complaint alleged that the proxy statement failed to disclose that the holders of preferred stock, voting as a separate class, would have the right to elect two directors at all times, to elect a majority of the directors if the Trust failed to pay two years or more of dividends on the preferred stock and to veto various corporate actions including the charter amendments necessary to convert the Trust from closed-end to open-end status. The complaint also alleged that the proxy statement failed to disclose that the preferred shareholders would have no incentive to approve any proposal to convert the Trust to open-end status and failed to disclose that the Board could issue preferred stock in the future without any further notice to or request for approval from shareholders regarding the terms and conditions of the preferred stock. The complaint also alleges that the purpose of the Board of Directors in seeking to have the Trust issue preferred stock is to prevent the Trust from ever converting to open-end status, and to entrench the Investment Adviser's fee income. Subsequent to the filing of the complaint in the Opportunity Partners action, three other actions were commenced against the Trust and/or its Directors in the federal district court for the Southern District of New York making substantially the same allegations, two of which seek class action status (Carter v. Gabelli Multimedia Trust Inc., et al., 97 Civ. 7940 (BDP) (filed Oct. 27, 1997); Miles v. Gabelli Multimedia Trust Inc., et al., 98 Civ. 0528
(BDP)(filed Jan. 27, 1998) and the third brought as a derivative action (Stein v. Gabelli, et al., 97 Civ. 8263 (BDP) (filed Nov. 6, 1997).

         The Board of Directors believes that these allegations are meritless. On January 9, 1998, the defendants filed a motion to dismiss the derivative complaint and on January 16, 1998, the defendants opposed the motions for class certification brought by two of the purported class plaintiffs prior to that date. The third plaintiff's class action, initiated after the class certification motions were submitted to the court, has been stayed pending a decision on the class certification motions. All of these dispositive motions are now under the court's consideration. In the meantime, the three actions in which motions are pending have been consolidated for purposes of discovery and related fact-finding.

         The Board of Directors believes that the right of the preferred stockholders to elect two out of eight directors is immaterial to the common stockholders. The Board believes that the contingent right of the preferred stockholders to elect a majority of the directors is so extremely remote that it is also immaterial. In order to be certain of preserving the special tax status of investment companies that is critical for our shareholders, the Trust will pay the preferred stock dividend unless it has insufficient assets to do so, and the 1997 Preferred Stock has standard redemption provisions in it to make sure that the Trust always has sufficient assets. The Board believes that the right of the preferred stockholders to veto certain corporate actions, including the charter amendments necessary to convert the Trust to open-end status, is immaterial, since preferred stockholders would have an incentive to vote in favor of these actions in many circumstances and the no-call period is short in any event. The Board also notes that it has authority to take most corporate actions, including issuing more common stock, without further shareholder approval and accordingly believes this allegation of the plaintiffs to be immaterial. The Board also does not believe that the issuance of preferred stock will entrench the Investment Adviser's fee income, since the management agreement between the Investment Adviser and the Trust by its terms is terminable on 60 days' notice by the Board of Directors or the holders of a majority (as that term is defined under "Required Vote" below) of the Trust's outstanding voting securities. Finally, the Board believes that it has acted at all times solely in the best interests of the Trust and the common stockholders.

         The Board of Directors continues to believe that the issuance of the 1997 Preferred Stock, and the authority to issue additional preferred stock in the future, is in the best interests of the holders of the Common Stock for several reasons. First, the Board of Directors believes that the Trust can over time earn an incremental return for the common stockholders from the assets acquired with the proceeds of the Preferred Stock. Second, the Board of Directors believes that, under certain circumstances, payments of dividends on the Preferred Stock may increase the proportion of the return to the common stockholders attributable to unrealized appreciation, which would reduce the level of current taxation to the common stockholders. Third, the Board of Directors notes that the Trust and the one other fund managed by the Trust's Investment Adviser that issued preferred stock in 1997 have earned a higher return since giving effect to the issuance of those preferred stocks than the dividend rates on those preferred stocks and that the market value per share of the common shares of the Trust and that other fund has increased both absolutely and relative to net asset value ("NAV") during the period since the issuance of such preferred stocks as reflected in the table below. For the twelve months ended March 31, 1998, the Trust's NAV increased 54.9%. Since inception on November 15, 1994, the Trust's NAV has achieved a 97.9% total return after adjusting for the rights offering and all distributions. This equates to a 22.4% average annual return. The other fund, The Gabelli Convertible Securities Fund, Inc.'s NAV increased 17.5% for the twelve months ending March 31, 1998. Since inception on July 3, 1989, The Gabelli Convertible Securities Fund, Inc. achieved a 141.1% total return which represents an average annual return of 10.6%.



                                 Immediately Prior to Offering*                    As of May 15, 1998
                                 -----------------------------                     ------------------

                                            Market                                       Market
                                NAV          Value        Discount            NAV         Value        Discount
Gabelli Convertible
Securities Fund, Inc.          $11.36       $9.625        (15.3)%          $11.78        $ 10.75        (8.7)%

Gabelli Global
Multimedia Trust Inc.          $8.96        $7.125        (20.5)%          $11.69        $10.125        (13.4)%

          * Gabelli Convertible Securities Fund, Inc. commenced offering preferred stock on May 16, 1997.

         In the ordinary course, defending this litigation could take several months or longer and cause a substantial drain on the Trust's resources. The Board of Directors, including all of the independent directors, has concluded that adoption of this proposal will be an efficient way of seeking to end the current litigation, reducing any drain on the Trust's resources, and will eliminate questions regarding possible future issuances of preferred stock. The Board also believes that ratification will be an efficient way of ensuring that the Trust can be in a position to seek incremental returns for the holders of the Trust's Common Stock on acceptable economic terms.

         Any preferred stock authorized in the future will have such terms and conditions as approved by the Board of Directors at that time. There can be no assurance that approval of this ratification proposal will terminate the current litigation or eliminate issues relating to the offering of the 1997 Preferred Stock or future offerings of senior securities.

         In order to assist stockholders in voting on the ratification proposal, the Board of Directors has authorized the inclusion in this proxy statement of the following information about the rights of senior securities under the 1940 Act and potential risks to holders of the Trust's Common Stock. Although the Board of Directors believes the following information is far more detailed than required under the Federal securities laws, in light of the current litigation, the Board believes that excess disclosure is a more prudent, albeit unnecessary, course of action.

Investment Company Act of 1940 -- Restrictions on Issuance of Senior Securities

         The 1940 Act permits a registered closed-end investment company such as the Trust to issue senior securities, and to sell senior securities of which it is the issuer, under certain circumstances as summarized below.

         First of all, such issuance must be consistent with the fundamental investment restrictions and any other fundamental policies of the investment company.

         If such class of senior securities represents an indebtedness ("debt securities"), then the following requirements must be met:

         (a) such debt securities must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities) of at least 300% immediately after issuance or sale of such debt securities;

         (b) provision must be made to prohibit the declaration of any dividend (other than a stock dividend) or the declaration of any other distribution upon any class of the capital stock of the investment company, or the purchase of any such capital stock by the company, unless, after giving effect to such action, such debt securities have an asset coverage of at least 300% (200% in the case of dividends on any preferred stock); and

         (c) provision must be made either that:

         (i) if on the last business day of each of twelve consecutive calendar months such debt securities have an asset coverage of less than 100%, the holders of such securities voting as a class will be entitled to elect at least a majority of the members of the board of directors of the investment company, until such debt securities have an asset coverage of at least 110% on the last business day of three consecutive calendar months, or

         (ii) if on the last business day of each of twenty-four consecutive calendar months such debt securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred.

         The Trust currently has a fundamental investment restriction prohibiting the borrowing of money except under certain limited circumstances, and thus the Trust generally may not issue senior securities in the form of debt. The Trust has not sought, and is not now seeking, any changes to this fundamental restriction.

         If the senior securities are stock ("preferred stock"), then the following requirements must be met:

         (a) such stock must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities of such company plus the involuntary liquidation preference of the preferred stock of such company) of at least 200% immediately after such issuance or sale;

         (b) provision must be made to prohibit the declaration of any dividend (other than a dividend payable in common stock) or the declaration of any other distribution upon the common stock of the company, or the purchase of any such common stock, unless, after giving effect to such action, such preferred stock has an asset coverage of at least 200%;

         (c) provision must be made to entitle the holders of such preferred stock, voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any debt securities outstanding, to elect a majority of the directors if at any time dividends on such preferred stock are unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears are paid or otherwise provided for;

         (d) provision must be made requiring approval by the vote of a majority (i.e., the lesser of a majority of the outstanding shares or two-thirds of a quorum of such shares) of such preferred stock, voting as a class, of any plan of reorganization adversely affecting such preferred stock; of any action to change the classification of the investment company from a non-diversified to a diversified company; or of any action to change its classification from a closed-end investment company to an open-end investment company; or of any action to borrow money, issue senior securities, underwrite securities of other persons, purchase or sell real estate or commodities or make loans to other persons (all other than as authorized in such company's registration statement under the 1940 Act), deviate from fundamental investment restrictions or other fundamental policies or change the nature of the business of such company so as to cease to be an investment company; and

         (e) such class of stock must have complete priority over any other class as to distribution of assets and payment of dividends, which dividends must be cumulative.

         The 1940 Act limits a registered closed-end investment company such as the Trust to one class of debt securities and to one class of preferred stock, except that (i) any such class may be issued in one or more series so long as no such series has a preference or priority over any other series upon the distribution of the assets of such company or in respect of the payment of interest or dividends and (ii) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed to be a separate class of debt securities. In addition, debt securities do not include any promissory note or other evidence of indebtedness for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the investment company at the time.

         As of May 20, 1998, the Trust had total assets of $166,836,759 and total liabilities of $7,889,706 and had not borrowed any money. Accordingly, as of such date, the Trust could issue senior securities representing additional shares of preferred stock having an involuntary liquidation preference of up to $158.95 million.

Risks to Common Stockholders of Issuance of Senior Securities

         A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains earned from the capital represented by the preferred shares which is in excess of the dividends payable thereon will cause the total return of the Trust's Common Stock to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return of the Trust's Common Stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on the Preferred Stock in full before any dividends may be paid on the Common Stock means that dividends on the Common Stock from earnings may be reduced or eliminated. Over the twelve months ended March 31, 1998, the net asset value of the Trust's Common Stock has increased by 54.9%, from $8.23 per share to $11.62 per share assuming the reinvestment of dividends. If the 1997 Preferred Stock had not been issued, the increase over this time period would have been approximately 42.4%. There can be no assurance that the 1997 Preferred Stock will continue to have a favorable impact on the total return to the Common Stockholders.

         The mandatory requirements of the 1940 Act could also pose certain risks for the common stockholders. If the Trust's asset coverage for any preferred stock or debt securities falls below the requirements of the 1940 Act, the Trust would be unable to pay dividends on its Common Stock. Although an inability to pay dividends on the Common Stock could conceivably cause the Trust to lose its special federal income tax status, which would be materially adverse to the holders of the Common Stock, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Trust maintains the asset coverage necessary to pay required dividends.

         The class voting requirements for the 1997 Preferred Stock and future issuances of preferred stock could make it more difficult for the Trust to take certain actions that may, in the future, be proposed by the Board of Directors and/or common stockholders, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Trust's securities if such actions would be adverse to the preferred stock, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or ceasing to be an investment company. However, the Board of Directors views these risks as immaterial since (i) any preferred stock issued by the Trust in the future would normally be able to be called at the option of the Board of Directors after a relatively short period of time, such as five years, (ii) the Board would be unlikely to approve any actions that would be adverse to the rights of the holders of the preferred stock and (iii) matters such as becoming an open-end investment company have not been raised by stockholders with the Board of Directors. In addition, the Board of Directors would be able to include additional redemption features in any series of preferred stock that might be issued in the future that would enable the Trust to redeem the preferred stock if it appeared to stand in the way of actions that the Board concluded at the time of issuing the preferred stock might be of significance to the common stockholders over the short term. Preferred shares will be issued only if the Board of Directors of the Trust determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Trust and its stockholders.

         The circumstances that the Board will consider before issuing preferred stock, and did consider before authorizing the issuance of the 1997 Preferred Stock include not only the dividend rate on the preferred stock in comparison to the historical performance of the Trust but also such matters as the terms on which the Trust can call the preferred stock, the circumstances in which the Trust's investment adviser will earn additional investment advisory fees on the net assets attributable to the preferred stock and the ability of the Trust to meet the asset coverage tests and other requirements imposed by the 1940 Act and the rating agencies for such preferred stock.

         The 1997 Preferred Stock provides for mandatory redemption to the extent necessary to continue to meet asset coverage tests. In addition, the Trust's investment adviser has agreed that it does not intend to seek payment of advisory fees on the incremental assets attributable to the 1997 Preferred Stock to the extent that the Trust's total return does not exceed the dividend rate on the 1997 Preferred Stock. The Board is also satisfied that the Trust currently has, and over time should have, strong dividend coverage.

         The issuance of additional Preferred Stock in the future convertible into shares of the Trust's Common Stock might also reduce net income per share of Common Stock and net asset value per share of Common Stock if these securities are converted into Common Stock. Such income dilution would occur if the Trust could, from the investments made with the proceeds of the preferred shares, earn an amount per share of Common Stock issuable upon conversion greater than the dividend required to be paid on the amount of Preferred Stock convertible into one share of Common Stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per share of the Trust's Common Stock was greater than the conversion price.

          The staff of the SEC has taken the position that the 1940 Act prohibits a registered closed-end investment company from issuing a convertible security the conversion feature of which predominates among such security's investment characteristics. Accordingly, the Trust's Board of Directors will consider such position in connection with its authorizing the issuance and sale of any convertible security by the Trust, and the SEC staff will be given an opportunity to review the attributes of any proposed convertible security before it is issued and sold by the Trust.

Required Vote

         Proposal 3 will be deemed approved upon the affirmative vote of a majority of the outstanding voting securities of the Trust (Common and Preferred Stockholders voting together as a single class) which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Trust.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

The Investment Adviser and Administrator

         Gabelli Funds, Inc. acts as investment adviser and administrator to the Trust. The business address for
Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act, and the rules thereunder, require the Trust's officers and Directors, officers and directors of the Investment Adviser, affiliated persons of the Investment Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Trust with copies of all
Section 16(a) forms they file. Based solely on the SEC's review of the copies of such forms it receives, the Trust believes that during 1997 such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the four candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of authority to issue senior securities (Proposal 3) requires approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 1998.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Trust, which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 1999, must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than February 9, 1999.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE


----------------------------------------------------------------

       THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
       COMMON  SHAREHOLDER

----------------------------------------------------------------

1. To elect two (2) Directors of the Trust:

        For All            With-               For All
       Nominees             hold                Except
         ---                ---                  ---

                  Mario J. Gabelli
                  Thomas E. Bratter

NOTE:  If you do not wish your shares  voted "For" a particular nominee,  mark  the  "For  All  Except"  box and  strike a line
through the     name of the  nominee.       Your shares will be
voted for the remaining nominee.

2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1998.

         For               Against              Abstain
         ---                 ---                  ---

3. To ratify authority to issue senior securities.

         For               Against              Abstain
         ---                 ---                  ---

4. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

                                                    Date
Please be sure to sign and date this Proxy.



Shareholder sign here                       Co-owner sign here

Mark box at right if an address  change or comment has
been noted on the reverse side of this card.              ___

RECORD DATE SHARES:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J.
Christiana,       James E.  McKee       and Bruce N.  Alpert,  and each of them,
attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, June 29, 1998 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposals 2 and 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.
Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE,  DATE,  AND SIGN ON OTHER SIDE AND RETURN  PROMPTLY IN     THE
ENCLOSED ENVELOPE. Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?




DO YOU HAVE ANY COMMENTS?

 [x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE

------------------------------------------------------------------

       THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
       PREFERRED  SHAREHOLDER

------------------------------------------------------------------

1. To elect four (4) Directors of the Trust:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                  Mario J. Gabelli
                  Thomas E. Bratter
                  Felix J. Christiana
                  James P. Conn

NOTE: If you do not wish your shares voted "For" a particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1998.

          For               Against              Abstain
          ---                 ---                  ---

3. To ratify authority to issue senior securities

          For               Against              Abstain
          ---                 ---                  ---

4. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

                                      Date
Please be sure to sign and date this Proxy.



Shareholder sign here                        Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

RECORD DATE SHARES:

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J.
Christiana,       James E.  McKee       and Bruce N.  Alpert,  and each of them,
attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, June 29, 1998 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposals 2 and 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.
Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE,  DATE,  AND SIGN ON OTHER SIDE AND RETURN  PROMPTLY IN     THE
ENCLOSED ENVELOPE. Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?




DO YOU HAVE ANY COMMENTS?